UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):  October 29, 2010

Hanger Orthopedic Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices, including zip code)

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 2, 2010, Hanger Orthopedic Group, Inc. (the “Company”) completed its private offering of $200 million aggregate principal amount of its 7 1/8% Senior Notes due 2018 (the “Notes”) in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.  The Notes were issued pursuant to an indenture (the “Indenture”), dated November 2, 2010, among the Company, the subsidiary guarantors party thereto and Wilmington Trust Company, as trustee.  The material terms of the Indenture are described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 26, 2010, which description is incorporated by reference herein.  Such description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

On November 2, 2010, the Company, the subsidiary guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies & Company, Inc., as representatives of the several initial purchasers of the Notes, entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, (i) to use its commercially reasonable efforts to have an exchange offer registration statement declared effective within 180 days after the issuance of the Notes and to consummate an exchange offer prior to the 30th business day following such effectiveness date, and (ii) if required, to have a shelf registration statement declared effective with respect to resales of the Notes.  The other material terms of the Registration Rights Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on October 26, 2010, which description is incorporated by reference herein.  Such description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.2 and is incorporated by reference herein.

Item 5.02                                           Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On October 29, 2010, per the terms of his employment agreement with the Company, Ron May provided notice to the Company of his intent retire as President and Chief Operating Officer of Southern Prosthetic Supply, Inc., the Company’s wholly-owned subsidiary that distributes orthotic and prosthetic products, effective November 7, 2011.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit	Document

4.1	Indenture, dated November 2, 2010, by and among the Hanger Orthopedic Group, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee.

4.2

Registration Rights Agreement, dated November 2, 2010, by and among Hanger Orthopedic Group, Inc., the Subsidiary Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies & Company, Inc., as representatives of the several initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated: November 4, 2010

HANGER ORTHOPEDIC GROUP, INC.

Exhibit Index to Current Report on Form 8-K

Dated October 29, 2010

Exhibit
Number

(4.1)	Indenture, dated November 2, 2010, by and among the Hanger Orthopedic Group, Inc., each of the Subsidiary Guarantors party thereto and Wilmington Trust Company, as trustee.

(4.2)

Registration Rights Agreement, dated November 2, 2010, by and among Hanger Orthopedic Group, Inc., the Subsidiary Guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Jefferies & Company, Inc., as representatives of the several initial purchasers.